Exhibit 99.2

Fourth Quarter 2006 Earnings Conference Call January 24, 2007

Table of Contents Presenters Patrick J. Moore, Chairman and Chief Executive Officer Steven J. Klinger, President and Chief Operating Officer Charles A. Hinrichs, Senior Vice President and Chief Financial Officer Agenda Earnings summary Highlights Operations review Strategic initiatives status Financial review Outlook Q&A

Earnings Summary 4Q 2006 EPS, less Unusual Items FX Gain Restructuring Charge $0.09 $0.02 $0.03 $0.08 $0.00 $0.05 $0.10 $0.15 EPS EPS, Less Unusual

Earnings Summary 4Q 2006 Highlights Results significantly improved Y/Y Improved price Excellent mill productivity Benefit from strategic initiatives Inflationary cost headwinds Earnings consistent sequentially High productivity Incremental strategic initiative benefits Additional mill maintenance downtime Plant closures; fewer box shipment days Strong supply chain management; lower inventories Continued initiative progress Reduced debt $89 million EPS, Less Unusual Items ($0.30) ($0.20) ($0.10) $0.00 $0.10 $0.20 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06

Earnings Summary FY 2006 Highlights Positive earnings momentum Increased prices Exceeded $240 million initiative savings target Significant cost inflation Strong supply chain management SSCC inventories declined; industry up (thru November) Debt reduction $937 million Consumer Packaging sale Restructured organization & strengthened management team

Operations Review Segment Operating Profits ($ in Millions) Profits Margins 0 146 210 452 $0 $100 $200 $300 $400 $500 4Q 05 4Q 06 2005 2006 0.0% 8.2% 3.1% 6.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 4Q 05 4Q 06 2005 2006

Operations Review 4Q 2006 Highlights Containerboard Mills: High mill productivity Y/Y containerboard production up 3.9% Containerboard production flat sequentially Inventory down 2.2% vs. 3Q 06 Avg. containerboard prices down slightly due to customer mix change. Corrugated Containers: Daily US volume down 3.5% Y/Y; up 1.2% sequentially Difficult prior year comparisons In-line with historic SSCC 4Q sequential trends Average box prices flat sequentially.

Strategic Initiatives Status Key Measures Note: Cumulative results are measured against our third quarter 2005 baseline. Measure 4Q 06 Cum. Mill closures 0 2 Rollstock inventory reductions 2.2% 20.5% Plant closure announcements 4 17 Headcount reduction (excluding sale of Consumer Pkging) 1.7% 13.5%

Financial Review 4Q 2006 Adjusted EBITDA Roll Forward ($ in Millions) 3Q 06 Adjusted EBITDA Price/Vol Change $300 $0 (14) Costs/ Inflation Timing/ Seasonality/Other 4Q 06 Adjusted EBITDA $100 13 * $200 Initiative Benefits * Net of execution and transitional costs (materials, maintenance, etc.) 210 5 221 (15)

Financial Review Strategic Initiative Cost Reductions vs. Baseline ($ in Millions) Baseline: YTD 3Q 05 actual costs annualized 2006 Cumulative actual and target includes $8 million related to the curtailment of retiree medical benefits in December 2005 13 incremental benefit in 4Q 2006 177 incremental benefit target in 2007 243 38 45 70 87 240 420 39 51 66 79 $0 $100 $200 $300 $400 $500 1Q 06 2Q 06 3Q 06 4Q 06 06 Cumulative 07 Cumulative Target Actual

Financial Review Other Key Measures ($ in Millions) Other Expense Down $34 from 3Q 06 FX gain, lower restructuring charges Debt (at 12/31/06): Reported debt: $3,634 Off balance sheet debt: $448 Revolving credit availability: $539 Capital Expenditures: 2006 Actual: $274 2007 Estimate: $300-350 Pension: 2006: Expense: $126; Contribution: $147 2007 Estimate: Expense $100; Contributions $140 Reported Debt 3,000 3,500 4,000 4,500 5,000 1Q 05 2Q 05 3Q 05 4Q 05 1Q 06 2Q 06 3Q 06 4Q 06

1Q 2007 Outlook Seasonal factors reverse starting 2Q 07; Meaningful Y/Y improvement in 2007 results Fav (Unfav) Trend 4Q to 1Q Category Benefit from Strategic Initiatives - Targeting sequential improvement Packaging Demand Growth - Additional shipping days; Weather issues Costs: - Higher wood and OCC prices - Mill production down 75,000 tons: Additional maintenance downtime and 2 fewer production days - Higher mill maintenance expense - Timing of employee benefit costs - Higher energy usage Operating Factors Timing & Seasonal Factors

Conclusion Near Term Considerations Stable market conditions Opportunities for continued price restoration Incremental initiative benefits Long Term Considerations Driving cost effective operations Repositioning for growth Unlocking Smurfit-Stone’s value Smurfit-Stone goal is be the safest & most profitable company in its industry.

Q&A Safe Harbor This presentation contains statements relating to future results, which are forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, continued pricing pressures in key product lines, seasonality and higher recycled fiber and energy costs, as well as other risks and uncertainties described in the company’s annual report on form 10-K for the year ended December 31, 2005, as updated from time to time in the company’s Securities and Exchange Commission filings. Statements Relating to Non-U.S. GAAP Financial Measures During the course of this presentation, certain non-U.S. GAAP financial information will be presented. A reconciliation of those numbers to U.S. GAAP financial measures and additional disclosure regarding our use of non-GAAP financial measures are included in the company’s fourth quarter 2006 earnings press release available on the company’s website at www.smurfit-stone.com Investor Relations Contacts John Haudrich (314) 656-5375 Stephanie Meiners (314) 656-5371

Appendix

Other Expense ($ in Millions) Other Expense 1Q 06 2Q 06 3Q 06 4Q 06 4Q vs 3Q F (U) Loss on Early Extinguishment of Debt - $ 28 $ - $ - $ - $ Interest Expense, Net 92 96 78 75 3 Foreign Currency Translation (Gain) Loss (2) 14 - (13) 13 Corporate Expense 46 47 41 43 (2) Restructuring Charges 9 13 13 8 5 Gain on Sale of Fixed Assets (23) (1) - - - Other 6 (1) 4 (11) 15 128 $ 196 $ 136 $ 102 $ 34 $